Exhibit 24.1

SURMODICS, INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Surmodics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Timothy J. Arens, John D. Manders and Gordon S. Weber, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of such securities as are deemed by an officer of said Company necessary or desirable for inclusion in said Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2020.

/s/ Susan E. Knight
Susan E. Knight

SURMODICS, INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Surmodics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Timothy J. Arens, John D. Manders and Gordon S. Weber, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of such securities as are deemed by an officer of said Company necessary or desirable for inclusion in said Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2020.

/s/ José H. Bedoya
José H. Bedoya

SURMODICS, INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Surmodics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Timothy J. Arens, John D. Manders and Gordon S. Weber, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of such securities as are deemed by an officer of said Company necessary or desirable for inclusion in said Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2020.

/s/ David R. Dantzker
David R. Dantzker, M.D.

SURMODICS, INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Surmodics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Timothy J. Arens, John D. Manders and Gordon S. Weber, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of such securities as are deemed by an officer of said Company necessary or desirable for inclusion in said Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2020.

/s/ Ronald B. Kalich
Ronald B. Kalich

SURMODICS, INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Surmodics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Timothy J. Arens, John D. Manders and Gordon S. Weber, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of such securities as are deemed by an officer of said Company necessary or desirable for inclusion in said Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2020.

/s/ Shawn T Mccormick
Shawn T McCormick

SURMODICS, INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Surmodics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Timothy J. Arens, John D. Manders and Gordon S. Weber, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of such securities as are deemed by an officer of said Company necessary or desirable for inclusion in said Registration Statement or Registration Statements, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of May, 2020.

/s/ Lisa Whipperman Heine
Lisa Wipperman Heine